Exhibit 99.2
                DIME COMMUNITY BANCSHARES, INC. AND SUBSIDIARY
                    FINANCIAL BANCORP, INC. AND SUBSIDIARY
                         PRO FORMA CONDENSED COMBINED
            UNAUDITED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                           AT DECEMBER 31, 1998

                                                           DIME             FINANCIAL       PRO                 PRO
                                                         COMMUNITY            BANCORP,      FORMA               FORMA
                                                      BANCSHARES, INC.          INC.      ADJUSTMENTS         COMBINED
                                                      ---------------       ----------     ---------           ---------
ASSETS
Cash and due from banks                                       $20,355           $2,981       $(4,289)C           $19,047
Investment securities held-to-maturity                         50,907           37,239          (259)D            87,887
Investment securities available-for-sale                      106,551            6,358          (482)D           112,427
Mortgage-backed securities held-to-maturity                    33,213           25,614           227 D            59,054
Mortgage-backed securities available-for-sale                 430,070           17,256            -              447,326
Federal funds sold and securities purchased
    under agreement to resell                                  29,750           22,825            -               52,575

Loans receivable:
   Real estate loans                                        1,085,338          192,449         1,110 D         1,278,897
   Other loans                                                  6,398              501            -                6,899
   Less:  allowance for loan losses                            12,046            1,712            -               13,758
                                                      ---------------       ----------     ---------           ---------
Loans, net                                                  1,079,690          191,238         1,110 D         1,272,038
                                                      ---------------       ----------     ---------           ---------
Investment in real estate, net                                     -               177            -                  177
Premises and fixed assets                                      10,704            2,505         2,274 D            15,483
Federal Home Loan Bank of New York capital stock               21,843            2,110            -               23,953
Other real estate owned, net                                      492              302            -                  794
Goodwill                                                       22,825               -         41,188 E            64,013
Core deposit premium                                               -                -          4,950 D             4,950
Other assets                                                   23,275            4,284        (2,331)D            25,448
                                                      ---------------       ----------     ---------           ---------
Total Assets                                               $1,829,675         $312,889       $42,388          $2,184,952
                                                      ===============       ==========     =========          ==========


LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Due to depositors                                          $1,023,992         $230,812        $1,955 D        $1,256,759
Escrow and other deposits                                      30,893            1,480            -               32,373
Securities sold under agreement to repurchase                 352,054           47,605            -              399,659
Federal Home Loan Bank of New York advances                   227,500               -         35,958 C           263,458
Accrued post-retirement benefit obligation                      2,725               -             -                2,725
Other liabilities                                              15,068            2,861            -               17,929
                                                      ---------------       ----------     ---------           ---------
Total liabilities                                           1,652,232          282,758        37,913           1,972,903
                                                      ---------------       ----------     ---------           ---------

STOCKHOLDERS' EQUITY:
Preferred stock                                                   -                 -             -                   -
Common stock                                                      145               22           (22)F               145
Additional paid-in capital                                    144,829           20,562       (20,562)F           148,030
                                                                                               3,201 C
Unallocated common stock held by ESOP                          (8,593)            (809)          809 F            (8,593)
Unearned common stock held by RRP                              (6,664)            (252)          252 F            (6,664)
Common stock held by Benefit Maintenance Plan                    (831)              -             -                 (831)
Treasury stock                                                (64,364)          (6,187)        6,187 F           (32,900)
                                                                                              31,464 C
Retained earnings                                             111,408           16,914       (16,914)F           111,408
Net unrealized gains/(losses) on securities                                                      (59)D
available for sale, net of deferred taxes                       1,513             (119)          119 F             1,454
                                                      ---------------       ----------     ---------           ---------
Total stockholders' equity                                    177,443           30,131         4,475             212,049
                                                      ---------------       ----------     ---------           ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $1,829,675         $312,889       $42,388          $2,184,952
                                                      ===============       ==========     =========          ==========

  SEE NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

                DIME COMMUNITY BANCSHARES, INC. AND SUBSIDIARY
                    FINANCIAL BANCORP, INC. AND SUBSIDIARY
                         PRO FORMA CONDENSED COMBINED
                UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED DECEMBER 31, 1998

                                                               DIME               FINANCIAL          PRO
                                                             COMMUNITY             BANCORP,         FORMA             PRO FORMA
                                                           BANCSHARES, INC.         INC.          ADJUSTMENTS         COMBINED
                                                            -------------          -------         --------            -------
Interest income                                                   $60,658          $11,223              $58 G          $71,939
Interest expense                                                   35,572            6,024              538 G           42,134
                                                            -------------          -------        ---------            -------
Net interest income                                                25,086            5,199             (480)            29,805
Provision for loan losses                                             120              172               -                 292
                                                            -------------          -------        ---------            -------
    Net interest income after provision for
      loan losses                                                  24,966            5,027             (480)            29,513
                                                            -------------          -------        ---------            -------
Non-interest income
   Service charges and other fees                                   1,161              453               -               1,614
   Gain (loss) on sales of securities and
      other assets                                                    754             (100)              -                 654
   Net gain on sale of loans                                           27               26               -                  53
   Other                                                            1,719               97               -               1,816
                                                            -------------          -------        ---------            -------
        Total non-interest income                                   3,661              476               -               4,137
                                                            -------------          -------        ---------            -------
Non-interest expense:
   Salaries and employee benefits                                   5,798            1,275               -               7,073
   ESOP and RRP benefits                                            2,290              314               -               2,604
   Occupancy and equipment                                          1,222              424               28 G            1,674
   Federal deposit insurance premiums                                 174               63               -                 237
   Data processing                                                    621               -                -                 621
   Credit for losses on other real estate
     owned                                                             (2)             (13)              -                 (15)
   Amortization of goodwill                                         1,203               -               429 H            1,632
   Amortization of core deposit premium                                -                -               172 G              172
   Other                                                            2,460              750               -               3,210
                                                            -------------          -------        ---------            -------
       TOTAL NON-INTEREST EXPENSE                                  13,766            2,813              629             17,208
                                                            -------------          -------        ---------            -------
INCOME BEFORE INCOME TAX EXPENSE                                   14,861            2,690           (1,109)            16,442
Income tax expense                                                  6,193            1,137             (292)I            7,038
                                                            -------------          -------        ---------            -------
Net income                                                         $8,668           $1,553            $(817)            $9,404
                                                            =============          =======        =========            =======
Earnings per share:
   Basic                                                            $0.83            $0.96                               $0.79
   Diluted                                                          $0.77            $0.90                               $0.73
Weighted average number of shares outstanding                  10,392,020        1,623,380                          11,896,745
Weighted average number of shares and common stock
   equivalents outstanding                                     11,297,610        1,719,590                          12,802,335

  SEE NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

                DIME COMMUNITY BANCSHARES, INC. AND SUBSIDIARY
                    FINANCIAL BANCORP, INC. AND SUBSIDIARY
                         PRO FORMA CONDENSED COMBINED
                UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED JUNE 30, 1998

                                                               DIME               FINANCIAL          PRO
                                                             COMMUNITY             BANCORP,         FORMA             PRO FORMA
                                                           BANCSHARES, INC.         INC.          ADJUSTMENTS         COMBINED
                                                            -------------          -------         --------            -------
Interest income                                                  $106,464          $21,562             $115 G         $128,141
Interest expense                                                   56,935           11,448            1,076 G           69,459
                                                            -------------          -------        ---------            -------
Net interest income                                                49,529           10,114             (961)            58,682
Provision for loan losses                                           1,635              433               -               2,068
                                                            -------------          -------        ---------            -------
    Net interest income after provision for
      loan losses                                                  47,894            9,681             (961)            56,614
                                                            -------------          -------        ---------            -------
Non-interest income
   Service charges and other fees                                   2,352              757               -               3,109
   Gain on sales of securities and
      other assets                                                  2,873              193               -               3,066
   Net gain on sale of loans                                          108                3               -                 111
   Other                                                            1,674               73               -               1,747
                                                            -------------          -------        ---------            -------
        Total non-interest income                                   7,007            1,026               -               8,033
                                                            -------------          -------        ---------            -------
Non-interest expense:
   Salaries and employee benefits                                  12,748            2,463               -              15,211
   ESOP and RRP benefits                                            5,378              458               -               5,836
   Occupancy and equipment                                          3,011              804               57 G            3,872
   Federal deposit insurance premiums                                 350              124               -                 474
   Data processing                                                  1,169               -                -               1,169
   Credit for losses on other real estate
     owned                                                            114              379               -                 493
   Amortization of goodwill                                         2,405               29              858 H            3,292
   Amortization of core deposit premium                                -                -               344 G              344
   Other                                                            4,762            1,402               -               6,164
                                                            -------------          -------        ---------            -------
       TOTAL NON-INTEREST EXPENSE                                  29,937            5,659            1,259             36,855
                                                            -------------          -------        ---------            -------
INCOME BEFORE INCOME TAX EXPENSE                                   24,964            5,048           (2,220)            27,792
Income tax expense                                                 11,866            2,162             (585)I           13,443
                                                            -------------          -------        ---------            -------
Net income                                                        $13,098           $2,886          $(1,635)           $14,349
                                                            =============          =======        =========            =======
Earnings per share:
   Basic                                                            $1.19            $1.79                               $1.15
   Diluted                                                          $1.09            $1.71                               $1.06
Weighted average number of shares outstanding                  11,000,740        1,612,440                          12,505,465
Weighted average number of shares and common stock
   equivalents outstanding                                     12,040,740        1,682,910                          13,545,465

  SEE NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

DIME COMMUNITY BANCSHARES, INC. AND SUBSIDIARY
FINANCIAL BANCORP, INC. AND SUBSIDIARY
NOTES TO PRO FORMA CONDENSED COMBINED CONSOLIDATED
  FINANCIAL STATEMENTS (UNAUDITED)

(A) Basis of Presentation

The Unaudited Pro Forma Condensed Combined Consolidated Statement of
Financial Condition of Dime Community Bancshares, Inc. ("DCB") and
Subsidiary and Financial Bancorp, Inc. ("FIBC") FIBC and
Subsidiary at December 31, 1998 has been prepared as if the Merger had been consummated on that date. The Unaudited Pro Forma
Condensed Combined Statements of Operations for the six months ended
December 31, 1998 and for the year ended June 30, 1998 have been prepared as if the Merger had been consummated on July 1, 1998. The unaudited pro forma condensed combined consolidated financial statements are based on the historical financial statements of DCB and FIBC after giving effect to the Merger under the purchase method of accounting and the assumptions and adjustments in the notes that follow.

    (i) Estimated fair values - Estimated fair values for securities held-to-maturity, mortgage-backed securities held-to-maturity, loans and borrowings were calculated in accordance with the methodology of Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments." The estimated fair value amounts have been determined by DCB using available market information and appropriate valuation methodologies. The resulting net discount/ premium on securities held-to-maturity, mortgage-backed securities held-to-maturity and loans, respectively, for purposes of these pro forma financial statements, is being accreted/amortized to interest income on a straight-line basis over 2.6, 3.0 and 8 years, respectively, which represent the estimated lives of these instruments. The resulting net premium on borrowings is being amortized into interest expense on a straight-line basis over the remaining estimated life of 5.5 years. The fair value of FIBC's premises was estimated by a certified appraiser with the resulting premium being amortized into depreciation expense over an estimated life of 40 years. The estimated fair value of certificates of deposits was determined by a third party consulting firm and the resulting premium is being amortized into interest expense over an estimated life of 40 years. The estimated fair value of certificates of deposits was determined by a third party consulting firm and the resulting premium is being amortized into interest expense over an estimated life of 3 years. Additionally, an evaluation analysis of the core deposit intangible was performed by a third party consulting firm and the resulting core deposit premium is being amortized to non-interest expense on a straight-line basis over 6 years.

   (ii) Income taxes - A deferred tax was recorded equal to the deferred tax consequences associated with difference between the tax basis and book basis of the assets acquired and liabilities assumed, using an effective tax rate of 43%, which reflects DCB's current effective tax rate.

(B) On January 20, 1999, DCB, under the terms of the Merger Agreement, issued a written request to FIBC to modify and change certain of its policies and practices, including loan and real estate policies and practices (including loan classifications and level of reserves) before the consumation of the merger so as to be consistent, on a mutually satisfactory basis with those of DCB, subject to compliance with generally accepted accounting principles. FIBC complied with DCB's request, and recorded, prior to the consumation of the merger, an additional provision for loan losses of $1,300,000. A corresponding deferred tax asset of $598,000 was recorded in other assets using FIBC's historical statutory tax rate of 46%. The provision and related deferred tax asset, which are not reflected in the unaudited Pro Forma Condensed Combined Consolidated Financial Statements, resulted in an increase to the total goodwill of $702,000 and increased annual goodwill expense by $35,100. In addition, pursuant to the terms of the Merger Agreement, FIBC declared a $1.00 per share cash dividend to all holders of record immediately prior to consumation of the merger on January 21, 1999. This dividend, which was paid on February 4, 1999 and is not reflected in the unaudited Pro-Forma Condensed Combined Consolidated Financial Statements, increased the total goodwill associated with the purchase transaction by $1.7 million and the annual goodwill amortization expense by $85,000.

(C) Pursuant  to  the  Merger  Agreement,  each  FIBC   stockholder  who
    submitted a valid election for cash received $39.14 in cash and each FIBC stockholder who submitted a valid election for DCB common stock received
    1.8282 shares of DCB common stock, plus cash in lieu of any fractional shares, in exchange for their shares of FIBC common stock. The remaining shares of FIBC common stock for which a valid election was not submitted were converted into, pursuant to the Merger Agreement, a combination of DCB stock and cash such that each such shareholder received $31.257 in cash and 0.3682 shares of DCB common stock for each share of FIBC common stock, except that all stockholders of FIBC who own less than 50 shares of FIBC common stock received cash.

    The total cost of the transaction is summarized as follows:

                                           Cash          Stock           Total
                                          -------       ------        --------
                                                     (In thousands)
FIBC's total common stock outstanding (i) $34,534      $32,216(v)      $66,750
FIBC total stock options, net of tax          834        2,448(ii)       3,282
Estimated transaction costs (iii)           3,455           -            3,455
                                          -------       ------        --------
   Totals                                 $38,823(iv)  $34,664         $73,487
                                          =======       ======        ========
________________________
(i) Based on 1,705,361 shares of FIBC Common Stock outstanding, which represents 1,721,324 shares of FIBC Common Stock outstanding as of January 21, 1999, less (i) 963 unallocated shares of FIBC Common
    Stock held in the Financial Federal Savings Bank Recognition and
    Retention Plan and (ii) 15,000 shares of FIBC Common Stock held directly by DCB.

(ii) Determined as the fair market value of 96,975 FIBC stock options which were exchanged for 177,286 DCB stock options, with an weighted average exercise price of $8.43.

(iii) Transaction costs of $3,455,000, which were paid from cash and due from banks, consisted of the following:

                                                   (In thousands)
                                                   --------------
Merger related compensation and severance                    $792
Directors Plan                                                320
Professional fees                                           2,325
Other expense                                                  18
                                                   --------------
    Total                                                  $3,455
                                                   ==============
(iv) The cash portion of the transaction, exclusive of transaction costs, was financed through 5 year Federal Home Loan Bank of New York ("FHLB") advances. At December 31, 1998, the rate on 5 year FHLB advances was 5.01%, resulting in annual interest expense of $1.8 million.

(v) The shares issued to FIBC stockholders were acquired from DCB's treasury stock. The average cost per share of the reissued treasury shares was $20.91. For accounting purposes, the fair market value of DCB Common Stock was $21.41 per share, for determination of total stock consideration.

(D) Purchase accounting adjustments as follows:
                                                                (In thousands)
                                                                -------------
FIBC's net assets - historical at December 31, 1998                   $30,131
Elimination of FIBC's core deposit premium                               (109)
Elimination of DCB's investment in FIBC Common Stock                     (373)
Fair value adjustments: (i)
   Securities held-to-maturity                                           (259)
   Mortgage-backed securities held-to-maturity                            227
   Loans receivable                                                     1,110
   Bank premises                                                        2,274
   Deposits                                                            (1,955)
   Borrowings                                                          (1,424)
                                                                -------------
Subtotal - net fair value adjustments                                     (27)
Tax effects of fair value adjustments at 43%                              (12)
                                                                -------------
Core deposit premium                                                    4,950
Deferred tax on core deposit premium                                    2,285
                                                                -------------
Total core deposit and deferred tax on core deposit premium             2,665
                                                                -------------
Total net adjustments to net assets acquired                            2,168
                                                                -------------
Adjusted net assets acquired                                          $32,299
                                                                =============
___________________________
(i) Fair value adjustments in accordance with purchase accounting under generally accepted accounting principles.

(E) The excess of cost over the fair value of net assets acquired is set forth below:

                                                                 (In thousands)
                                                                 --------------
Total cost:
Cash portion                                                            $38,823
Stock portion                                                            34,664
                                                                 --------------
                                                                         73,487
Net assets acquired                                                      32,299
                                                                 --------------
Total excess of cost over the fair value of net assets acquired         $41,188
                                                                 ==============

(F) Purchase accounting adjustments to eliminate FIBC's stockholders' equity accounts.

(G) Pro forma adjustments to interest income, interest expense and non-interest expense were calculated as follows:
                                          For the Six            For the
                                          Months Ended         Year Ended
                                         December 31, 1998    June 30, 1998
                                         -----------------    -------------
                                                    (In thousands)
Amortization of premium on
   securities (2.6 Years)                              (50)            (100)
Amortization of premium on
   mortgage-backed securities (3 Years)                 38               76
Accretion of discount on loans (8 Years)                69              139
                                         -----------------    -------------
Total net adjustments - interest income                 57              115
                                         =================    =============
Increase in interest expense on borrowings
   to fund acquisition                                 994            1,987
Amortization of premium on
   deposits (3 Years)                                 (326)            (652)
Amortization of premium on
   borrowings (5.5 Years)                             (130)            (259)
                                         -----------------    -------------
Total net adjustments - interest expense               538            1,076
                                         =================    =============
Amortization of premium on bank
   premises (40 Years)                                  28               57
Amortization of core deposit
   premium (6 Years)                                   172              344
                                         -----------------    -------------
Total net adjustments - non-interest
   expense                                             200              401
                                         =================    =============
(H) The excess of cost over the fair value of assets acquired is being amortized, straight-line, over a period of twenty years, which approximates the average life to maturity of the long term interest-earning assets.

(I) Income tax expense was calculated using an effective tax rate of 43%.

(J) Basic and diluted weighted average number of common stock and common stock equivalents utilized for the calculation of earnings per share for the six months ended December 31, 1998 were calculated using DCB's historical weighted average common and common stock equivalents plus 1,504,704 shares issued to FIBC stockholders under the terms of the Merger Agreement.

(K) The following table summarizes the estimated impact of the amortization and accretion of the purchase accounting adjustments made in connection with the merger on DCB's results of operations for the next five years:

                                 Excess of Cost          Net Core         Net Effect         Net Decrease
Future Amounts for the          Over Fair Value of        Deposit           of Fair           In Income
fiscal years ending June 30      Assets Acquired        Amortization       Value Adj.        Before Taxes
---------------------------    -------------------      ------------      -----------        ------------
1999                                           858               344             (308)                894
2000                                         2,060               825             (739)              2,146
2001                                         2,060               825             (739)              2,146
2002                                         2,060               825             (418)              2,467
2003                                         2,060               825              (63)              2,822
2004 and thereafter                         32,089             1,306            2,240              35,635
                               -------------------      ------------      -----------        ------------
     Total                                  41,187             4,950              (27)             46,110
                               ===================      ============      ===========        ============

                                        7